Exhibit 99.1

FOSTER WHEELER

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

Purpose

This Code of Business Conduct and Ethics (“Code”) contains general guidelines for conducting the business of Foster Wheeler Ltd. (the “Company”) and all of its direct and indirect subsidiaries (collectively, “Foster Wheeler”) consistent with the highest standards of business ethics.  To the extent this Code requires a higher standard than required by commercial practice or applicable laws, rules or regulations, we adhere to these higher standards.

This Code applies to all directors, officers and employees of, and other persons acting in similar capacities for, Foster Wheeler.  We refer to all persons covered by this Code as “Foster Wheeler employees” or simply “employees.”  We also refer to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller of the Company as our “Principal Financial Officers.”

References in the Company’s Corporate Policies to the Company’s ‘Code of Conduct’, ‘Code of Ethics’, ‘Code of Business Conduct and Ethics’, or similar phrases in meaning and intent shall be deemed references to this Code.

Seeking Help and Information

This Code is not intended to be a comprehensive rulebook and cannot address every situation that you may face.  If you feel uncomfortable about a situation, need advice before making decisions that appear to have significant legal or ethical implications, or have any doubts about whether it is consistent with Foster Wheeler’s ethical standards, please seek assistance.  We encourage you to contact your supervisor for help first.  If your supervisor cannot answer your question or if you do not feel comfortable contacting your supervisor, you may contact the Corporate Counsel or the Corporate Compliance Officer for your Business Unit, or, in the case of an issue involving your employment, the Human Resources Department for your Business Unit.  General questions concerning the requirements of this Code or the procedures to be followed may also be discussed in confidence with the General Counsel of your Business Unit or the General Counsel of the Company.

Reporting Violations

All employees have a duty to report in good faith any known or suspected violation of this Code, including any violation of the laws, rules, regulations or corporate or other policies that apply to you, your Business Unit or Foster Wheeler or any observed instances of misconduct or pressure to compromise the Company’s ethics standards (all such violations or actions as used herein collectively “this Code” or “Code”)

If you know of or have reason to believe a violation of this Code has occurred or may occur, you should immediately report such violation by contacting the Foster Wheeler Compliance ReportLine (see below) or you may report the matter to your supervisor or your Business Unit Corporate Compliance Officer.  If you do not feel comfortable reporting the suspected violation to your supervisor or your Business Unit Corporate Compliance Officer or you do not get a satisfactory response, you may also contact directly the Chief Corporate Compliance Officer of the Company, Mr. Peter Rose at 908-713-2950 or the Company General Counsel’s Office at 908-730-4114.

The Company will promptly investigate your report to resolve the matter. You are protected by law, and no adverse action of any kind will be taken against you for reporting in good faith what you believe to be a violation of this Code.

Foster Wheeler Compliance ReportLine

Foster Wheeler has established the Foster Wheeler Compliance ReportLine which is maintained by an independent third party, Global Compliance Services.  The Foster Wheeler Compliance ReportLine is available 24 hours a day, 7 days a week.  You may remain anonymous and will not be required to reveal your identity, although providing your identity may assist Foster Wheeler in addressing your concerns.

All reports of known or suspected violations of this Code will be handled sensitively and with discretion.  Your supervisor, Business Unit Corporate Compliance Officer, the Human Resources Department of your Business Unit, the Chief Corporate Compliance Officer and Foster Wheeler will protect your confidentiality to the maximum extent possible, consistent with law and Foster Wheeler’s need to investigate your concern.

It is Foster Wheeler’s policy that any employee who violates this Code or the laws, rules, regulations or policies that apply to Foster Wheeler will be subject to appropriate discipline, up to and including termination of employment of the offending employee.  This determination will be based upon the facts and circumstances of each particular situation.  Employees who violate this Code or the laws, rules, regulations or policies that apply to Foster Wheeler may expose themselves to substantial civil damages, criminal fines and prison terms.  Foster Wheeler may also face substantial fines and penalties and may incur damage to its reputation and standing in the community.  Your conduct as a representative of Foster Wheeler, if it does not comply with this Code or the laws, rules, regulations or policies that apply to Foster Wheeler, can result in serious consequences for both you and Foster Wheeler.

You can access the Foster Wheeler Compliance ReportLine through the Internet at www.fw-reportline.com or by using the toll-free telephone numbers below.

Foster Wheeler Compliance Reportline Phone Access Codes:

United States:  888-288-1464

The numbers listed below are the ITFS number exactly as they should be dialed:

North China	10-800-711-0568
South China	10-800-110-0546
Finland	08001-1-1412
France	0800-90-5475
Italy	800-787445
Poland	0-0-800-111-1562
South Africa	0800-980-029
Spain	###-##-####
Thailand	001-800-11-005-8482

The US number, 888-288-1464, is provisioned with Direct Access, that number will be used for UK and India.  Employee’s in those countries will use Direct Access codes as below:

Access number for calling from The United Kingdom:

0-800-89-0011

or

0-500-89-0011

Tips for making calls in The United Kingdom

•                  Access is also available from New World Public Telephones

•                  May not be available from every phone/pay phone

•                  Country-to-country calls may be placed to or from The United Kingdom

Just follow these easy steps when placing a call from The United Kingdom:

1.               Dial the AT&T access number provided above.

2.               An AT&T Operator or English-language voice prompt will ask you for the telephone number you are calling. For calls to the U.S., dial the area code and 7-digit number you are calling

And

Access number for calling from India:

000-117

Tips for making calls in India

•                  Country-to-country calls may be placed to or from India

•                  Available from pay phones and/or select hotels

Just follow these easy steps when placing a call from India:

1.               Dial the AT&T access number provided above.

2.               An AT&T Operator or English-language voice prompt will ask you for the telephone number you are calling. For calls to the U.S., dial the area code and 7-digit number you are calling

Policy Against Retaliation

Foster Wheeler strictly prohibits retaliation against an employee who, in good faith, seeks help or reports known or suspected violations of this Code or the laws, rules, regulations or policies that apply to Foster Wheeler.  Any reprisal or retaliation by a Foster Wheeler employee against another employee because such other employee, in good faith, sought help or filed a report with respect to a known or suspected violation of this Code will be subject to disciplinary action, up to and including termination of employment of the offending employee.

Waivers of the Code

Waivers of this Code will be granted only in extraordinary circumstances.  Waivers of this Code for employees may be made only by the Chief Executive Officer of the Company.  Any waiver of this Code for Foster Wheeler directors or executive officers or the Principal Financial Officers may be made only by the Board of Directors of the Company and will be disclosed to the public as required by law or the rules of any exchange on which Foster Wheeler’s securities are publicly traded.

CONFLICTS OF INTEREST

Identifying Potential Conflicts of Interest

An actual or apparent conflict of interest can occur when an employee’s private interest interferes, or appears to interfere, with the interests of Foster Wheeler.  You should avoid any private interest that influences your ability to act in the interests of Foster Wheeler or that makes it difficult to perform your work objectively and effectively.

Identifying potential conflicts of interest may not always be clear-cut.  The following situations are examples of conflicts of interest:

•                  Outside Employment.  No employee should be employed by, serve as a director of, or provide any services to a company that is a customer, supplier or competitor of Foster Wheeler.

•                  Improper Personal Benefits.  No employee should obtain any material (as to him or her) personal benefits or favors because of his or her position with Foster Wheeler.  Please see “Gifts and Entertainment” below for additional guidelines in this area.

•                  Financial Interests.  No employee should knowingly have a significant financial interest (ownership or otherwise) in any company that is a customer, supplier or competitor of Foster Wheeler.  A “significant financial interest” means (i) ownership of greater than 1% of the equity of a customer, supplier or competitor or (ii) an investment in a customer, supplier or competitor that represents more than 5% of the total assets of the employee.

•                  Loans or Other Financial Transactions.  No employee should obtain loans or guarantees of personal obligations from, or enter into any other personal financial transaction with, any company that is a customer, supplier or competitor of Foster Wheeler.  This guideline does not prohibit arms-length transactions with banks, brokerage firms or other financial institutions.

•                  Service on Boards and Committees.  No employee should serve on a board of directors or trustees or on a committee of any entity (whether profit or not-for-profit) whose interests reasonably would be expected to conflict with those of Foster Wheeler.

Disclosure of Conflicts of Interest

Foster Wheeler requires that employees disclose any situations that reasonably would be expected to give rise to a conflict of interest.  If you suspect that you have a conflict of interest, or something that others could reasonably perceive as a conflict of interest, you must report it to your supervisor or your Business Unit Corporate Compliance Officer.  They will work with you to determine whether you have a conflict of interest and, if so, how best to address it.  Although conflicts of interest are not automatically prohibited, they are not desirable and may only be waived as described in “Waivers of the Code” above.

Corporate Opportunities

All employees of Foster Wheeler have an obligation to advance Foster Wheeler’s interests when the opportunity to do so arises.  If you discover or are presented with a business opportunity through the use of corporate property or information or because of your position with Foster Wheeler that is in Foster Wheeler’s line of business, you should first present the business opportunity to Foster Wheeler before pursuing the opportunity in your individual capacity.  No employee may use corporate property, information or his or her position with Foster Wheeler for personal gain or should compete with the Company.

You should disclose to your supervisor or your Business Unit Corporate Compliance Officer the terms and conditions of any business opportunity covered by this Code that you wish to pursue, and they will contact the appropriate management personnel to determine whether Foster Wheeler wishes to pursue the business opportunity.  If Foster Wheeler waives its right to pursue the business opportunity, you may pursue the business opportunity on the same terms and conditions as originally proposed and consistent with the other ethical guidelines set forth in this Code.

Fraudulent Behavior

Fraudulent behavior is a broad concept that refers generally to any intentional act committed to secure an unfair or unlawful gain.  Black’s Law Dictionary defines fraud as, “An intentional perversion of truth for the purpose of inducing another in reliance upon it to part with some valuable thing belonging to him or to surrender a legal right; a false representation of a matter of fact, whether by words or by conduct, by false or misleading allegations, or by concealment of that which should have been disclosed, which deceives and is intended to deceive another so that he shall act upon it to his legal injury.”

Financial fraud typically falls into four broad categories:

• Fraudulent financial reporting — Most fraudulent financial reporting schemes involve earnings management, arising from improper revenue recognition, and overstatement of assets or understatement of liabilities.

• Misappropriation of assets — This category involves external and internal schemes, such as embezzlement, payroll fraud and theft.

• Expenditures and liabilities for improper purposes — This category refers to commercial and public bribery, as well as other improper payment schemes.

• Fraudulently obtained revenue and assets, and costs and expenses avoided — This category refers to schemes where an entity commits a fraud against its employees or third parties, or when an entity improperly avoids an expense, such as tax fraud.

Foster Wheeler does not condone and will not tolerate fraudulent behavior or activity of any type, regardless of the nature or materiality thereof or whether constituting financial fraud or any other fraudulent business activity or behavior.  If you in good faith suspect fraudulent activity of any kind has been or is being conducted with respect to any Foster Wheeler Business Unit, employee or subsidiary, you should report such suspicions immediately through the Foster Wheeler Compliance ReportLine.  You may remain anonymous and you are protected by law from retaliation of any type for making such a report.

CONFIDENTIAL INFORMATION

Employees have access to a variety of confidential information, which includes all non-public information, while employed at Foster Wheeler.  Confidential information includes all non-public information that might be of use to competitors, or, if disclosed, harmful to Foster Wheeler or its customers.  Employees have a duty to safeguard all confidential information of Foster Wheeler or third parties with which Foster Wheeler conducts business, except when disclosure is authorized or legally mandated.  An employee’s obligation to protect confidential information continues after he or she leaves Foster Wheeler.  Unauthorized disclosure of confidential information could cause competitive harm to Foster Wheeler or its customers and could result in legal liability to you and Foster Wheeler.

Any questions or concerns regarding whether disclosure of Foster Wheeler information is legally mandated should be promptly referred to the General Counsel of the Company.

COMPETITION AND FAIR DEALING

All employees are obligated to deal fairly with fellow employees and with Foster Wheeler’s customers, suppliers, competitors and other third parties.

Relationships with Customers

Our business success depends upon our ability to foster lasting customer relationships.  Foster Wheeler is committed to dealing with customers fairly, honestly and with integrity.  Specifically, you should keep the following guidelines in mind when dealing with customers:

•                  information we supply to customers should be accurate and complete to the best of our knowledge;

•                  employees should not deliberately misrepresent information to customers;

•                  customer entertainment should not exceed reasonable and customary business practice; and,

•                  employees should not provide entertainment or other benefits that could be viewed as an inducement to or a reward for, customer purchase decisions.

Please see “Gifts and Entertainment” below for additional guidelines in this area.

Relationships with Suppliers

Foster Wheeler deals fairly and honestly with its suppliers.  This means that our relationships with suppliers are based on price, quality, service and reputation, among other factors.  Employees dealing with suppliers should carefully observe objectivity.  Specifically, no employee should accept or solicit any personal benefit from a supplier or potential supplier that might compromise, or appear to compromise, their objective assessment of the supplier’s products and prices.  Employees can give or accept promotional items of nominal value or moderately scaled entertainment within the limits of responsible and customary business practice.  Please see “Gifts and Entertainment” below for additional guidelines in this area.

Relationships with Competitors

Foster Wheeler is committed to free and open competition in the marketplace.  Employees should avoid actions that reasonably could be construed as being anti-competitive, monopolistic or otherwise contrary to laws governing competitive practices in the marketplace, including applicable antitrust, monopoly, competition or cartel laws in all countries, states or localities in which Foster Wheeler conducts business.  Such actions include misappropriation and/or misuse of a competitor’s confidential information or making false statements about a competitor’s business and business practices.  For a further discussion of appropriate and inappropriate business conduct with competitors, see “Compliance with Antitrust Laws” below.

PROTECTION AND USE OF FOSTER WHEELER ASSETS

Employees should protect Foster Wheeler’s assets and ensure their efficient use for legitimate business purposes only.  Theft, carelessness and waste have a direct impact on Foster Wheeler’s profitability.  The use of Foster Wheeler’s assets for any unlawful or improper purpose is prohibited.  Employees shall use Foster Wheeler property only for legitimate business purposes, as authorized in connection with their job responsibilities.

To ensure the protection and proper use of Foster Wheeler’s assets, each employee should:

•                  exercise reasonable care to prevent theft, damage or misuse of Foster Wheeler property;

•                  report the actual or suspected theft, damage or misuse of Foster Wheeler property to a supervisor;

•                  use Foster Wheeler’s telephone system, other electronic communication services and written materials for business-related purposes, and as otherwise expressly permitted by local policies established by such employee’s Business Unit (“Local Policy”); occasional and limited personal use of e-mail, telephones and other communication devices is allowed, but abuse or misuse is inappropriate and may result in disciplinary action, up to and including dismissal; and,

•                  safeguard all electronic programs, data, communications, and written materials from inadvertent access by others.

Employees should be aware that Foster Wheeler property includes all data and communications transmitted or received to or by, or contained in, Foster Wheeler’s electronic or telephonic systems.  Foster Wheeler property also includes all written communications.  Employees and other users of this property should have no expectation of privacy with respect to these communications and data.  To the extent permitted by law, Foster Wheeler has the ability, and reserves the right, to monitor all electronic and telephonic communication.  These communications may also be subject to disclosure to law enforcement or government officials.

GIFTS AND ENTERTAINMENT

The giving and receiving of gifts is a common business practice.  Appropriate business gifts and entertainment are courtesies designed to build relationships and understanding among business partners.  However, gifts and entertainment should not compromise, or appear to compromise, your ability to make objective and fair business decisions.  Employees are expected to observe Local Policy with respect to gifts and entertainment expenses.

It is your responsibility to use good judgment in this area.  As a general rule, you may give or receive gifts or entertainment to or from customers or suppliers only if the gift or entertainment would not be viewed as an inducement to or reward for any particular business decision.  All gifts and entertainment expenses incurred by an employee should be properly accounted for on expense reports.  The following specific examples may be helpful:

•                  Meals and Entertainment.  It is generally appropriate for you to accept or give meals, refreshments or other entertainment if:

•                  the items are of reasonable value;

•                  the purpose of the meeting or attendance at the event is business related; and

•                  the expenses would be paid by Foster Wheeler as a reasonable business expense if not paid for by another party.

•                  Advertising and Promotional Materials.  You may occasionally accept or give advertising or promotional materials of nominal value.

•                  Gifts Rewarding Service or Accomplishment.  You may accept a gift from a civic, charitable or religious organization specifically related to your service or accomplishment.

You must be particularly careful that gifts and entertainment are not construed as bribes, kickbacks or other improper payments.  See “The Foreign Corrupt Practices Act and Other Laws Governing Our Business Internationally” section in this Code for a more detailed discussion of our policies regarding giving or receiving gifts related to business transactions in countries other than the United States.

You should make every effort to refuse or return a gift that is beyond these permissible guidelines.  If it would be inappropriate to refuse a gift or you are unable to return a gift, you should promptly report the gift to your supervisor.  Your supervisor will bring the gift to the attention of your Business Unit Corporate Compliance Officer, who may require you to donate the gift to an appropriate community organization.  If you have any questions about whether it is permissible to accept a gift or something else of value, contact your supervisor or Business Unit Corporate Compliance Officer for additional guidance.

Gifts and entertainment may not be offered or exchanged under any circumstances to or with any employees of the United States, or of any of state or local governments.  If you have any questions about this policy, contact your supervisor or Business Unit Corporate Compliance Officer for additional guidance.  For a more detailed discussion of special considerations applicable to dealing with the United States, or any state or local governments, see the “Interactions with the Government” section in this Code.

FOSTER WHEELER RECORDS

Accurate and reliable records are crucial to our business.  Our records are the basis of our earnings statements, financial reports and other disclosures to the public and guide our business decision-making and strategic planning.  Foster Wheeler’s records include booking information, payroll, timecards, travel and expense reports, e-mails, accounting and financial data, measurement and performance records, electronic data files and all other records maintained in the ordinary course of our business.

All Foster Wheeler records must be complete, accurate and reliable in all material respects.  Undisclosed or unrecorded funds, payments or receipts are inconsistent with our business practices and are prohibited.  You are responsible for understanding and complying with our record keeping policy.  Consult with your supervisor if you have any questions concerning our record keeping policy.

Foster Wheeler has a formal document retention policy that each employee must follow with respect to Foster Wheeler’s records within such employee’s control.  This policy is available on the Company’s Intranet.

ACCURACY OF FINANCIAL REPORTS AND OTHER PUBLIC COMMUNICATIONS

As a public company, the Company is subject to various securities laws, regulations and reporting obligations.  Applicable law and our policies require full, fair, accurate, timely, and understandable disclosure in all periodic financial reports required to be filed by the Company with the United States Securities and Exchange Commission and in other public communications made by the Company.  Inaccurate, incomplete or untimely reporting will not be tolerated and can severely damage Foster Wheeler and result in legal liability.

No matter what position you hold in the Company, every Company employee, including Foster Wheeler’s Principal Financial Officers and other employees working in the Business Units’ Financial Departments, have a special responsibility to ensure that all of the Company’s financial disclosures are full, fair, accurate, timely and understandable.

If you have reason to believe that any of the Company’s periodic financial reports are not full, fair, accurate, timely or understandable, you should immediately report the matter to your Business Unit Corporate Compliance Officer, or by utilizing the Foster Wheeler Compliance ReportLine.

COMPLIANCE WITH LAWS AND REGULATIONS

Each employee has an obligation to comply with all laws, rules and regulations applicable to Foster Wheeler’s operations.  These include, without limitation, laws covering bribery and kickbacks, copyrights, trademarks and trade secrets, information privacy, insider trading, illegal political contributions, antitrust prohibitions, foreign corrupt practices, offering or receiving gratuities, environmental hazards, employment discrimination or harassment, occupational health and safety, false or misleading financial information or misuse of corporate assets.  You are expected to understand and comply with all laws, rules and regulations that apply to your job position.  If any doubt exists about whether a course of action is lawful, you should seek advice from your supervisor, Business Unit Corporate Compliance Officer or your Business Unit’s Corporate Counsel.

INTERACTIONS WITH GOVERNMENTS

Foster Wheeler is committed to conducting its business with all governments and governmental entities and their representatives with the highest standards of business ethics and in compliance with all applicable laws and regulations, including the special requirements that apply to  contracts and  transactions with governments and governmental entities.  In your interactions with  governments or governmental entities you should:

•                  be forthright and candid at all times; no employee should misstate or omit any material information from any written or oral communication;

•                  exercise extreme care in maintaining records for and allocating costs; and,

•                  you should not offer or exchange any gifts, gratuities or favors with, or pay for meals, entertainment, travel or other similar expenses for,  employees of governments or governmental entities.

If your job responsibilities include interacting with a government or governmental entity , you are expected to understand and comply with the special laws, rules, and regulations that apply to your job position.  If any doubt exists about whether a course of action is lawful, you should seek advice immediately from your supervisor, Business Unit Corporate Compliance Officer or your Business Unit’s Corporate Counsel.

POLITICAL CONTRIBUTIONS AND ACTIVITIES

Foster Wheeler encourages its employees to participate in the political process as individuals and on their own time in the jurisdictions where they reside.  It is Foster Wheeler’s policy that Foster Wheeler’s funds or assets not be used to make a political contribution to any political party or candidate  unless prior approval has been given by your Business Unit’s Corporate Counsel.

The following guidelines are intended to ensure that any political activity you pursue complies with this policy:

•                  Contribution of Funds.  You may contribute your personal funds to political parties or candidates if it is lawful to do so in the jurisdiction in which you reside.  Foster Wheeler will not reimburse you for personal political contributions.

•                  Volunteer Activities.  You may participate in volunteer political activities during non-work time.  You may not participate in political activities during working hours.

•                  Use of Foster Wheeler Facilities.  Foster Wheeler’s facilities may not be used for political activities (including fundraisers or other activities related to running for office).  Foster Wheeler may make its facilities available for limited political functions, including speeches by government officials and political candidates, with the approval of the General Counsel of the Company.

•                  Use of Foster Wheeler Name.  When you participate in political affairs, you should be careful to make it clear that your views and actions are your own, and not made on behalf of Foster Wheeler.  For instance, Foster Wheeler letterhead should not be used to send out personal letters in connection with political activities.

These guidelines are intended to ensure that any political activity you pursue is done voluntarily and on your own resources and time.  Please contact your Business Unit’s Corporate Counsel if you have any questions about this section.

COMPLIANCE WITH ANTITRUST LAWS

Antitrust laws are designed to protect consumers and/or competitors against unfair business practices and to promote and preserve competition.  Our policy is to compete vigorously and ethically while complying with all antitrust, monopoly, competition and cartel laws in all countries, states or localities in which Foster Wheeler conducts business.

Actions That Violate Antitrust Laws

All employees should be familiar with the general principles of the antitrust laws of the countries in which they reside or do business. The following is a summary of actions that are not permitted as they do or may violate antitrust laws:

•                  Price Fixing.  Foster Wheeler may not agree with its competitors to raise, lower or stabilize prices or any element of price, including discounts and credit terms.

•                  Limitation of Supply.  Foster Wheeler may not agree with its competitors to limit its production or restrict the supply of its services.

•                  Allocation of Business.  Foster Wheeler may not agree with its competitors to divide or allocate markets, territories or customers.

•                  Boycott.  Foster Wheeler may not agree with its competitors to refuse to sell or purchase products from third parties.  In addition, Foster Wheeler may not prevent a customer from purchasing or using non-Foster Wheeler products or services.

•                  Tying.  Foster Wheeler may not require a customer to purchase a product that it does not want as a condition to the sale of a different product that the customer does wish to purchase.

Professional Organizations And Trade Associations

Employees should be cautious when attending meetings of professional organizations and trade associations at which competitors are present.  Attending meetings of professional organizations and trade associations is both legal and proper, if such meetings have a legitimate business purpose.  At such meetings, you should not discuss pricing policy or other competitive terms, or any other proprietary, competitively sensitive information.

Seeking Help

Violations of antitrust laws carry severe consequences and may expose Foster Wheeler and its employees to substantial civil damages, criminal fines, and, in the case of individuals, prison terms.  Whenever any doubt exists as to the legality of a particular action or arrangement, it is your responsibility to contact your Business Unit’s Corporate Counsel promptly for assistance, approval and review.

PROHIBITION AGAINST INSIDER TRADING

Foster Wheeler’s employees are prohibited from trading in the stock or other securities of the Company while in possession of material, nonpublic information about Foster Wheeler.  In addition, Foster Wheeler’s employees are prohibited from recommending, “tipping,” or suggesting that anyone else buy or sell stock or other securities of Foster Wheeler on the basis of material, nonpublic information.  Foster Wheeler’s employees who obtain material nonpublic information about another company in the course of their employment are prohibited from trading in the stock or securities of the other company while in possession of such information or “tipping” others to trade on the basis of such information.  Violation of insider trading laws can result in severe fines and criminal penalties, as well as disciplinary action by Foster Wheeler, up to and including termination of employment.

Information is “non-public” if it has not been made generally available to the public by means of a press release or other means of widespread distribution.  Information is “material” if a reasonable investor would consider it important in a decision to buy, hold or sell stock or other securities.  As a rule of thumb, any information that would affect the value of stock or other securities should be considered material.  Examples of information that is generally considered “material” include:

•                  financial results or forecasts, or any information that indicates a company’s financial results may exceed or fall short of forecasts or expectations;

•                  important new products or services;

•                  pending or contemplated acquisitions or dispositions, including mergers, tender offers or joint venture proposals;

•                  possible management changes or changes of control;

•                  pending or contemplated public or private sales of debt or equity securities;

•                  acquisition or loss of a significant customer or contract;

•                  significant write-offs;

•                  initiation or settlement of significant litigation; and

•                  changes in the Company’s auditors or a notification from its auditors that the Company may no longer rely on the auditor’s report.

Any questions about information you may possess or about any dealings you propose to have or have had in the Company’s securities should be promptly brought to the attention of your Business Unit’s Corporate Counsel.

PUBLIC COMMUNICATIONS

Public Communications Generally

Foster Wheeler places a high value on its credibility and reputation in the community.  What is written or said about Foster Wheeler in the news media and investment community directly impacts our reputation, positively or negatively.  Our policy is to provide timely, accurate and complete information consistent with our obligations to maintain the confidentiality of competitive and proprietary information and to prevent selective disclosure of market-sensitive financial data.  To ensure compliance with this policy, all news media or other public requests for information regarding Foster Wheeler should be directed to the Chief Executive Officer or the Chief Financial Officer of the Company or their designees.

It is Foster Wheeler’s policy not to disclose material, non-public information about Foster Wheeler to securities market professionals or stockholders (where it is reasonably foreseeable that the stockholders will trade on the information), unless we  also disclose the information to the public.  “Securities market professionals” generally include analysts, institutional investors and other investment advisors.

Only the Chief Executive Officer and the Chief Financial Officer or their authorized delegates are authorized to disclose information about Foster Wheeler in response to requests from securities market professionals or shareholders. If you receive a request for information from any securities market professionals or shareholders, promptly contact the Chief Financial Officer of the Company.

 Any questions about contact with securities market professionals should be directed to the General Counsel of the Company.

THE FOREIGN CORRUPT PRACTICES ACT AND OTHER LAWS GOVERNING OUR BUSINESS INTERNATIONALLY

Foreign Corrupt Practices Act

The United States Foreign Corrupt Practices Act (the “FCPA”) prohibits Foster Wheeler and its employees and agents from offering or giving money or any other item of value to win or retain business or to influence any act or decision of any governmental official, political party, candidate for political office or official of a public international organization.  Stated more concisely, the FCPA prohibits the payment of bribes, kickbacks or other inducements to foreign officials.  This prohibition also extends to payments to a sales representative or agent if there is reason to believe that the payment will be used indirectly for a prohibited payment to foreign officials.  Violation of the FCPA is a crime that can result in severe fines and criminal penalties, as well as disciplinary action by Foster Wheeler, up to and including termination of employment.

All agreements with sales representatives, agents and others acting in a similar capacity must be in writing, signed and filed in accordance with the procedures of the Business Unit entering into the engagement.  Such agreements must contain the following clause:

“ETHICAL CONDUCT

(1)                                  In connection with the services performed under this AGREEMENT, REPRESENTATIVE shall comply with all applicable laws and shall maintain the highest business and ethical standards.

(2)                                  REPRESENTATIVE warrants that it and any of its officers, directors, employees or agents, and any of its subcontractors and any of their officers, directors, employees or agents, will not offer, pay, promise to pay, or authorize the payment of any money to, or offer, give, promise to give, or authorize the giving of anything of value to:

a.               any official;

b.              any political party or official thereof or any candidate for political office; or

c.               any person, while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any official, to any political party or official thereof, or to any candidate for political office;

for the purpose of:

i.                                          influencing any act or decision of such official, party, candidate or person in their official capacity;

ii.                                       inducing such official, party, candidate or person to do or omit to do any act in violation of their lawful duty; or

iii.                                    inducing such official, party, candidate or person to use their influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality;

in order to assist FW in obtaining or retaining business for or with, or directing business to, any person, or for any other reason in connection with the matters contemplated by this AGREEMENT.

The term “official” means any officer or employee of a government or any department, agency, or instrumentality thereof, or any person acting in an official capacity for or on behalf of any such government or department, agency, or instrumentality.

(3)                                  REPRESENTATIVE warrants that it and any of its officers, directors, employees or agents, and any of its subcontractors and any of their officers, directors, employees or agents, will not offer, pay, promise to pay, or authorize the payment of any money to, or offer, give, promise to give, or authorize the giving of anything of value to, or enter into any business arrangement with, any employee of the PURCHASER for the purpose of influencing any action of the PURCHASER with respect to the business of FW.

(4)                                  REPRESENTATIVE shall promptly notify FW of any violation of this Article.

(5)                                  In the event of a breach of this undertaking, FW may terminate this  AGREEMENT forthwith, on notice to REPRESENTATIVE, and may recover any amounts theretofore paid to REPRESENTATIVE under this AGREEMENT.”

All payments of any nature must be properly identified and recorded, and be made only in accord with the provisions of valid purchase orders, subcontracts, blanket orders and written sales, agency or consulting agreements.

Other Laws Governing our Business

Employees with significant responsibilities in our international Business Units have an additional responsibility to understand and comply with the laws and regulations applicable to their job positions.  Questions and requests for assistance should be directed to the Business Unit’s Corporate Counsel or the General Counsel of the Company.

Foster Wheeler is also subject to United States anti-boycott laws and regulations, which prevent U.S. companies and certain of their subsidiaries from taking action in support of a boycott imposed by a foreign country upon a nation that is friendly with the United States.  Boycott laws often change and must be closely monitored.  Any boycott issue must be referred to the Business Unit’s Corporate Counsel or the General Counsel of the Company.

ENVIRONMENT, HEALTH AND SAFETY

Foster Wheeler is committed to providing a safe and healthy working environment for its employees and to avoiding adverse impact and injury to the environment and the communities in which we do business.  Foster Wheeler employees must comply with all applicable environmental, health and safety laws, regulations and Foster Wheeler standards.  It is your responsibility to understand and comply with the laws, regulations and policies that are relevant to your job.  Failure to comply with environmental, health and safety laws and regulations can result in civil and criminal liability against you and Foster Wheeler, as well as disciplinary action by Foster Wheeler, up to and including termination of employment.  You should contact your Business Unit’s Corporate Counsel if you have any questions about the laws, regulations and policies that apply to you.

Environment

All Foster Wheeler employees should strive to conserve resources and reduce waste and emissions through recycling and other energy conservation measures.  You have a responsibility to promptly report any known or suspected violations of environmental laws or any events that may result in a discharge or emission of hazardous materials.  Employees whose jobs involve manufacturing, construction, plant operation, or other industrial activity have a special responsibility to safeguard the environment.  Such employees should be particularly alert to the storage, disposal and transportation of waste and handling of toxic materials and emissions into the land, water or air.

Health and Safety

Foster Wheeler is committed not only to comply with all relevant health and safety laws, but also to conduct business in a manner that protects the safety of its employees.  If you have a concern about unsafe conditions or tasks that present a risk of injury to you, please report these concerns immediately to your supervisor or the Human Resources Department for your Business Unit.

EMPLOYMENT PRACTICES

Foster Wheeler pursues fair employment practices in every aspect of its business.  The following is intended to be a summary of our employment policies and procedures.  Copies of detailed policies are available from the Human Resources Department for your Business Unit.  Foster Wheeler’s employees must comply with all applicable labor and employment laws, including anti-discrimination laws and laws related to freedom of association, privacy and collective bargaining.  It is your responsibility to understand and comply with the laws, regulations and policies that are relevant to your job.  Failure to comply with labor and employment laws can result in civil and criminal liability against you and Foster Wheeler, as well as disciplinary action by Foster Wheeler, up to and including termination of employment.  You should contact your Human Resources Department for your Business Unit if you have any questions about the laws, regulations and policies that apply to you.

Harassment and Discrimination

Foster Wheeler is committed to providing equal opportunity and fair treatment to all individuals on the basis of merit, without discrimination because of race, color, religion, national origin, sex, sexual orientation, age, disability, veteran status or other characteristics protected by law, consistent with applicable law.  Foster Wheeler prohibits harassment in any form, whether physical or verbal and whether committed by supervisors, non-supervisory personnel, or non-employees.  Harassment may include, but is not limited to, offensive sexual flirtations, unwanted sexual advances or propositions, verbal abuse, sexually or racially degrading words, or the display in the workplace of sexually suggestive objects or pictures.

If you have any complaints about discrimination or harassment, report such conduct to your supervisor or the Business Unit Corporate Compliance Officer or the Human Resources Department for your Business Unit.  All complaints will be treated with sensitivity and discretion.  Your supervisor, the Business Unit Corporate Compliance Officer and the Human Resources Department for your Business

Unit and Foster Wheeler will protect your confidentiality to the maximum extent possible, consistent with law and Foster Wheeler’s need to investigate your concern.  Where our investigation uncovers harassment or discrimination, we will take prompt corrective action, which may include disciplinary action by Foster Wheeler, up to and including termination of employment of such offending employee.

Any member of management who has reason to believe that an employee has been the victim of harassment or discrimination or who receives a report of alleged harassment or discrimination is required to report it to the Business Unit Corporate Compliance Officer immediately.

Substance Abuse

Foster Wheeler is committed to maintaining a drug-free work place.  Drinking alcoholic beverages is prohibited while on duty or on the premises of Foster Wheeler, except at Foster Wheeler-sponsored events or eating facilities.  Possessing, using, selling or offering illegal drugs and other controlled substances is prohibited under all circumstances while on duty or on the premises of Foster Wheeler.  Likewise, you are prohibited from reporting for work, or driving a Foster Wheeler vehicle or any vehicle on Foster Wheeler business, while under the influence of alcohol or any illegal drug or controlled substance.

Violence Prevention and Weapons

The safety and security of Foster Wheeler employees is vitally important.  Foster Wheeler will not tolerate violence or threats of violence in, or related to, the workplace.  Employees who experience, witness, or otherwise become aware of a violent or potentially violent situation that occurs on Foster Wheeler’s property or affects Foster Wheeler’s business must immediately report the situation to their supervisor or Business Unit Corporate Compliance Officer.

Foster Wheeler does not permit any individual to have weapons of any kind on Foster Wheeler property or in vehicles, while on the job or off-site while on Foster Wheeler business.  This is true even if you have obtained legal permits to carry weapons.  The only exception to this policy applies to security personnel who are specifically authorized by Foster Wheeler management to carry weapons.

COMPLIANCE AND DISCIPLINE

The Chief Executive Officer of each Business Unit shall be responsible to (a) see that all employees in the respective Business Unit become and remain familiar with this Code and (b) take such steps as reasonably may be expected to accomplish compliance with this Code.  Not less than annually, the Chief Executive Officer of each Business Unit shall provide a written certification of the actions taken to discharge this responsibility to the Chief Corporate Governance Officer, who, in turn, shall report the results of such reviews to the Audit Committee of the Board of Directors of the Company.

Any individual who violates this Code shall be subject to appropriate disciplinary action, up to and including termination of employment.

This Code and the matters contained herein are neither a contract of employment nor a guarantee of continuing Foster Wheeler policy.  The Company reserves the right to amend, supplement or discontinue this Code and the matters addressed herein, without prior notice, at any time.

The sections of this Code of Business Conduct and Ethics titled “Introduction,” “Conflicts of Interest,” “Foster Wheeler Records,” “Accuracy of Financial Reports and Other Public Communications”, “Compliance with Laws and Regulations,” and “Reporting of Violations” as applied to the Company’s Principal Financial Officers, shall be our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

Certificate of Compliance

FOSTER WHEELER CODE OF BUSINESS CONDUCT AND ETHICS

CERTIFICATION OF COMPLIANCE

I hereby certify that I have received, read and understand the Foster Wheeler Code of Business Conduct and Ethics and that I will comply with its terms.

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